Exhibit 99.1

Forward Looking Statements
Building on Tradition
Certain statements contained herein are “forward-looking statements” within the meaning of Section 27A of the
Securities Act of 1933 and Section 21E of the Securities Exchange  Act of 1934.  Such forward-looking statements may be identified by reference to a future period or periods, or by the use of forward-looking terminology, such as “may”,
“will”, “believe”, “expect”, “estimate”, “anticipate”, “continue”, or similar terms or variations on those terms, or the negative of those terms.  Forward-looking statements are subject to numerous risks and uncertainties, including, but not limited to, those related to the economic environment, particularly in the market areas in which ESSA Bancorp,
Inc. (the “Company”) operates, competitive products and pricing, fiscal and monetary policies of the U.S.
Government, changes in government regulations affecting financial institutions, including regulatory fees and capital requirements, changes in prevailing interest rates, acquisitions and the integration of acquired businesses, credit risk management, asset-liability management, the financial and securities markets and the availability of and costs associated with sources of liquidity.  The Company wishes to caution readers not to place undue reliance on any such forward-looking statements, which speak only as of the date made.  The Company wishes to advise readers that the factors listed above could affect the company’s financial performance and could cause the Company’s actual results for future periods to differ materially from any opinions or statements expressed with respect to future periods in any current statements.  The Company does not undertake and specifically declines any obligation to publicly release the result of any revisions which may be made to any forward-looking statements to reflect events or circumstances after the date of such statements or to reflect the occurrence of anticipated or unanticipated event.

FY 2013– Building Financial Performance
• Record net income of $8.8 million.
• EPS of $0.76 per diluted share, exceeding our pre-acquisition projections of
$0.68.
• Net interest income up 37%: net interest spread up from 2.42% in 2012 to
2.97% in 2013, interest expense management.
• $180 million in total new loans originated:
o
Mortgages - 839 loans for $133.48 million
o
Consumer - 289 loans for $10.59 million
o
Commercial - 77 loans for $37.25 million
• Deposits up 4.56% to $1.0 billion, reflecting $14 million growth in commercial checking accounts from expanded client relationships and increased use of lower cost brokered certificates as part of interest expense management.
Building on Tradition

FY 2013 – Building on Financial Strength
• Credit Quality:
o
Continue to utilize our prudent underwriting guidelines
o
Combined two companies; credit risk profile remained stable
o
Nonperforming assets/total assets of 1.89%
• Capital strength above accepted regulatory standards for a well capitalized institution.
Building on Tradition
9/30/2013 Actual To Be Well Capitalized
Tot. Cap./Risk Weighted Assets 20.4% 10.0%
Tier 1 Cap./Risk Weighted Assets 19.4% 6.0%
Tier 1 Cap./Adjusted Assets 11.2% 5.0%

Building Value, Building for the Future
•
Return on average assets (ROAA) of 0.64% and return on average equity (ROAE) of
5.12%.
o
Out-performed Mid-Atlantic thrift peer group median ROAA of 0.48% and ROAE of
3.70%
•
Focus on building shareholder value:
o
Repurchased 1.26 million shares of ESSA common stock at a weighted average purchase price of $11.07
o
Tangible book value increased to $12.99 per share from $12.37 per share
o
23 consecutive quarters of cash dividend on common stock
o
Recently announced $0.02 per share  quarterly dividend increase to $0.07 per share; 2.6%
yield at announcement date
•
Continued acquisitive growth, new markets and expansion:
o
Announced Franklin Security Bancorp acquisition in FY 2014 to open new markets in Wilkes-
Barre and Scranton
o
Acquired loans and deposits and attractive branch facility from First National Community
Bank in FY 2014 to expand Monroe County presence, consolidate branches
Building on Tradition

Total Assets ($ in thousands)
Building on Tradition
1,042,119
1,071,997
1,097,480
1,418,786
1,372,315
0
200,000
400,000
600,000
800,000
1,000,000
1,200,000
1,400,000
1,600,000
9/30/09 9/30/10 9/30/11 9/30/12 09/30/13

Total Loans, Net ($ in thousands)
Building on Tradition
733,580
730,842
738,619
950,355
928,230
0
100,000
200,000
300,000
400,000
500,000
600,000
700,000
800,000
900,000
1,000,000
9/30/09 9/30/10 9/30/11 9/30/12 9/30/2013

Commercial & Municipal Loans ($ in thousands) Building on Tradition 84,340 94,488 119,997 206,746 203,039 0 50,000 100,000 150,000 200,000 250,000 9/30/09 9/30/10 9/30/11 9/30/12 9/30/2013

Total Deposits ($ in thousands) Building on Tradition 408,855 540,410 637,924 995,634 1,041,059 0 200,000 400,000 600,000 800,000 1,000,000 1,200,000 9/30/09 9/30/10 9/30/11 9/30/12 9/30/2013

Net Income ($ in thousands)
Building on Tradition
6,556
4,512
5,258
215
8,823
0
1,000
2,000
3,000
4,000
5,000
6,000
7,000
8,000
9,000
10,000
9/30/09 9/30/10 9/30/11 9/30/12 9/30/2013
9/30/09
9/30/10
9/30/11 9/30/13 9/30/12

Stockholders’ Equity ($ in thousands) Building on Tradition 9/30/09 9/30/10 9/30/11 9/30/12 9/30/13 185.5 171.6 161.7 175.4 166.4 145 150 155 160 165 170 175 180 185 190

Total Stock Return – Value Opportunity
Source: SNL Financial LC, Charlottesville, NC
Building on Tradition
0.00
20.00
40.00
60.00
80.00
100.00
120.00
140.00
160.00
180.00
9/30/08 9/30/09 9/30/10 9/30/11 9/30/12 9/30/13
ESSA Bancorp, Inc.
SNL Thrift Index
Russell 2000

• Offering superior service and products to a growing customer base
o
Meeting the needs of our customers.  Satisfaction depends on providing financial solutions and continual improvement of our service, products, systems and operations.
• Providing a positive and rewarding work experience for our employees
o
Our employees are ESSA’s most valuable asset.  Our goal is to attract and retain talented employees with the best work environment.
o
Enhancing the quality of life in our served communities through charitable and civic contributions.
• Enhancing value for our shareholders
o
Positive financial results contributed to higher ROAA and ROAE
o
Issued our 23   consecutive quarterly cash dividend to common stockholders
o
Repurchased 1.26 million shares of ESSA common stock
rd
Building on Tradition

Building on Tradition
Building Our Future: Key Objectives in 2014
• Growing return on equity through leveraging capital profitably
o
Complete integration of Franklin Savings Bank
o
Build share in served and new markets
o
Consider strategic acquisition opportunities
• Effective risk management
o
Maintain high credit quality
o
Manage interest rate risk and exposure
o
Keep pace with regulatory, compliance requirements

Building on Tradition Thank You!